UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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MANAGED PORTFOLIO SERIES

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1

Jackson Square All-Cap Growth Fund

Each a Series of Managed Portfolio Series
615 East Michigan Avenue
Milwaukee, WI 53202
September 21, 2020
Dear Shareholder,
Please take a moment to read this letter and the enclosed proxy statement about an important matter pertaining to your investment. We need your help with the upcoming special joint meeting of shareholders of the Jackson Square All-Cap Growth Fund (the “Fund”), a series of Managed Portfolio Series (the “Trust”), to vote on important proposals affecting the Fund. The meeting will be held on October 14, 2020, at 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 at 1:00 P.M. Central Time. For the reasons described below, we are asking shareholders of the Fund to approve an amended investment advisory agreement between the Trust, on behalf of the Fund, and Jackson Square Partners, LLC (“Jackson Square”). Jackson Square is proposing an increase in the Fund's contractual advisory fee in connection with a change in the Fund's principal investment strategies. Shareholders of the Fund will also be asked to approve a change in the classification of the Fund from diversified to a non-diversified Fund.
The question and answer section that follows discusses the proposals. The proxy statement itself provides greater detail about the proposals. The Board of Trustees recommends that you read the enclosed materials carefully and vote in favor of the proposals.
You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the meeting:

•	Mail: Complete and return the enclosed proxy card.

•	Internet: Access the website shown on your proxy card and follow the online instructions.

•	Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions.

•	In person: Attend the special shareholder meeting on October 14, 2020.

We are concerned about your health and safety during the current coronavirus (COVID-19) pandemic and we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. Thank you for your response and for your continued investment in the Fund.
Sincerely,

/s/ Brian R. Wiedmeyer

Brian R. Wiedmeyer
President and Principal Executive Officer of Managed Portfolio Series

i

Questions and Answers
While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the proposals that require a shareholder vote.
Q. Why am I receiving this proxy statement?

A.
You are receiving these proxy materials - that include the proxy statement and your proxy card - because you have the right to vote on one or more important proposals concerning the Jackson Square All-Cap Growth Fund (the "Fund"), a series of Managed Portfolio Series (the “Trust”).

Proposal 1

This proposal relates to the approval of an amended investment advisory agreement between the Trust, on behalf of the Fund, and Jackson Square Partners, LLC (“Jackson Square”) (the “Amended Advisory Agreement”).

Proposal 2

The shareholders of the Fund are being asked to approve a change in the Fund’s classification under Section 5(b) of the Investment Company Act of 1940, as amended (the “1940 Act”), from diversified to non-diversified.

Q. Why am I being asked to approve the Amended Advisory Agreement?

A.
Jackson Square currently serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the "Current Advisory Agreement"). You are being asked to vote to approve an amended investment advisory agreement (the “Amended Advisory Agreement”) between Jackson Square and the Trust, on behalf of the Fund, the principal effect of which would be to increase the contractual advisory fee that Jackson Square receives for managing the Fund, effective on or about December 31, 2020.

At the August 19, 2020 meeting of the Trust’s Board of Trustees (the “Board”) approved a request to change the name of the Fund to the Jackson Square International Growth Fund and to amend the Fund’s principal investment strategies such that the Fund would invest at least 80% of its total assets in securities of non-U.S. issuers. The Trust will file a post-effective amendment to the Fund’s registration statement pursuant to Rule 485(a) under the Securities Act of 1933 as amended in late October with the goal of having the proposed changes to the Fund effective on or about December 31, 2020. Jackson Square is asking shareholders to approve an increase in the Fund’s annual advisory fee from 0.65% to 0.80% of the Fund’s average daily net assets to account for the additional work, staffing and expense of researching and selecting investments from a broader investment universe, additional due diligence requirements and increased geographic coverage requirements that arise from managing a fund with an international strategy.
In approving the Amended Advisory Agreement, the Trustees considered that Jackson Square does not currently manage a fund or composite of separately managed accounts with a strategy that is substantially similar to the Fund’s proposed strategy; however, the Trustees noted that Jackson Square, through the management of the Jackson Square Global Growth Fund, has significant experience managing a fund with an emphasis on investments in the non-U.S. developed markets that would be the focus of the Jackson Square International Growth Fund’s principal investment strategies. The Trustees further considered that Jackson Square had indicated that the Jackson Square International Growth Fund’s principal investment strategy would be an extension of the international component of the Jackson Square Global Growth Fund’s principal investment strategy.

At a meeting of the Trust’s Board of Trustees (the “Board”) held on August 19, 2020, the Board approved the Amended Advisory Agreement, and determined to recommend that the shareholders of the Fund also approve the Amended Advisory Agreement.

Q.	How would this affect my account with the Funds?

A.
You will still own the same number of shares in the Fund and the value of your investment will not change as a result of the proposed Amended Advisory Agreement. In addition, there will be continuity of portfolio management with respect to the Fund. Other than the change in advisory fee and effective date, there are no material differences between the Amended Advisory Agreement and the Current Advisory Agreement between Jackson Square and the Trust, on behalf of the Fund, as is discussed in more detail in the enclosed proxy statement.

Q.	How will the proposed Amended Advisory Agreement affect the fees and expenses I pay as a shareholder of the Fund?

A.
Shareholder approval of the Amended Advisory Agreement between Jackson Square and the Trust, on behalf of the Fund, would result in an increase in the annual advisory fee rate payable by the Fund to Jackson Square (from the current annual rate of 0.65% of the Fund's average daily net assets to an annual rate of 0.80% of the Fund's average daily net assets).

In addition, if shareholders approve the Amended Advisory Agreement, Jackson Square will agree to a change in the Fund’s expense limitation agreement, under which Jackson Square agrees to waive fees or pay Fund expenses do not exceed a certain limit. Currently Jackson Square has agreed, through at least February 28, 2021, to waive fees or pay fund expenses as necessary to limit the Fund's annual operating expenses to no more than 0.90% of the Fund’s average daily net assets. If the Amended Advisory Agreement is approved, Jackson Square will agree, through at least February 28, 2022, to waive fees or pay fund expenses in order to limit the Fund's annual operating expenses to no more than 0.99% of the Fund’s average daily net assets.
So, if shareholders approve the proposed Amended Advisory Agreement, the Fund’s annual expense limit will be increased to 0.99% of the Fund’s average daily net assets, until at least February 28, 2022, which means that the annual cost of your investment will increase by 0.09% of the Fund's average daily net assets. If the expense limitation agreement, which is indefinite in nature and may only be terminated by Jackson Square after February 28, 2022 upon 60 days’ written notice to the Board terminates, the fees and expenses of the Fund will be 0.15% higher after February 28, 2022 than they would be if the current expense limitation were to lapse with the Current Advisory Agreement in place.

Q.	Are there any material differences between the Current Advisory Agreement with Jackson Square and the Amended Advisory Agreement?

A.	Other than the increase in the advisory fee and the effective date, there are no material differences between the Current Advisory Agreement with Jackson Square and the Amended Advisory Agreement.

Q.	Why are shareholders of the Fund being asked to approve the change of the Fund's classification to a non-diversified fund?

A.
Under the 1940 Act, a fund must be classified as either “diversified” or “non-diversified.” A non-diversified fund may invest in greater proportions in the securities of fewer issuers than a diversified fund. A fund's classification as "non-diversified" allows it to invest a greater percentage of its assets in the securities of a single company or small number of companies. The Fund is currently classified as a diversified fund. Section 13(a)(1) of the 1940 Act provides that a fund may not change its classification from diversified to non-diversified unless authorized by the vote of a majority of the outstanding voting securities of the fund. Jackson Square would like to classify the Fund as a non-diversified Fund. Three of the other four funds in the Trust for which Jackson Square serves as investment adviser are classified as non-diversified funds. Jackson Square has significant experience in managing non-diversified portfolios and believes that enhanced returns for the Fund may be achieved by holding a concentrated, conviction-weighted portfolio of companies with attractive business models and opportunities to generate consistent, long-term growth of intrinsic business value. Accordingly, Jackson Square believes that limiting the Fund’s portfolio holdings to 25-45 securities, which would result in the Fund holding a non-diversified portfolio of securities at times, would allow Jackson Square the flexibility to optimally implement the Fund’s revised principal investment strategies relative to the current diversified portfolio that the Fund holds.
Accordingly, shareholders are being asked to approve the change in the Fund’s classification, effective on or about December 31, 2020.

Q.	How does the Trust’s Board of Trustees recommend that I vote?

A.	After careful consideration, the Board determined to recommend that shareholders vote FOR the proposals.

Q.	Who is eligible to vote?

A.
Any person who owned shares of a Fund on the “record date,” which is August 27, 2020 (even if that person has since sold those shares), is eligible to vote on the Proposal or proposals that relate to such Fund.

Q.	Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

A.	The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by Jackson Square.

Q.	What vote is required to approve the proposals?

A.
Approval of each Proposal requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the special meeting of shareholders, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

A majority of the votes cast, either in person or by proxy, at the special meeting is required to approve any adjournment(s) of the special meeting, even if the number of votes cast is fewer than the number required for a quorum.

Q.	How can I cast my vote?

A.	You may vote in any of four ways:

•	By telephone, with a toll-free call to the phone number indicated on the proxy card.

•	By internet, by accessing the website shown on your proxy card and following the online instructions.

•	By mailing in your proxy card.

•	In person at the meeting on October 14, 2020

We encourage you to vote via telephone using the control number on your proxy card and following the simple instructions because this method results in the most efficient means of transmitting your vote and reduces the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

IMPORTANT INFORMATION FOR SHAREHOLDERS
Jackson Square All-Cap Growth Fund

A series of Managed Portfolio Series

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
To be held October 14, 2020

Notice is hereby given that Managed Portfolio Series (the “Trust”) will hold a special meeting of shareholders (the “Special Meeting”) of the Jackson Square All-Cap Growth Fund (the “Fund”) on October 14, 2020, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 at 1:00 p.m. Central Time.
The purpose of the Special Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

Proposal	Description
1	To approve an amended investment advisory agreement between Jackson Square Partners, LLC (“Jackson Square”) and the Trust, on behalf of the Fund.
2	To approve a change in the Fund’s classification under Section 5(b) of the Investment Company Act of 1940, as amended (the “1940 Act”) from diversified to non-diversified.

The Board of Trustees of the Trust unanimously recommends that you vote in favor of the proposals.
Shareholders of record of the Fund at the close of business on the record date, August 27, 2020, are entitled to notice of and to vote at the meeting and any adjournment(s) or postponements thereof. The Notice of Special Meeting of Shareholders, proxy statement and proxy card are being mailed on or about September 25, 2020, to such shareholders of record.
By Order of the Board of Trustees,

/s/ Thomas A. Bausch

Thomas A. Bausch
Secretary of Managed Portfolio Series
Milwaukee, Wisconsin
September 21, 2020
IMPORTANT - WE NEED YOUR PROXY VOTE IMMEDIATELY
Shareholders are invited to attend the Special Meeting in person. Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

Jackson Square All-Cap Growth Fund

A Series of Managed Portfolio Series
PROXY STATEMENT
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

SPECIAL JOINT MEETING OF SHAREHOLDERS
October 14, 2020

Introduction
This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board”) of Managed Portfolio Series (the “Trust”) in connection with the solicitation of proxies to be used at the special joint meeting of shareholders of the Jackson Square All-Cap Growth Fund (the “Fund”) to be held on October 14, 2020 (the “Special Meeting”). The purpose of the Special Meeting is to seek shareholder approval of (i) an amended investment advisory agreement between the Trust, on behalf of the Fund, and Jackson Square Partners, LLC (“Jackson Square”); (ii) a change in the Fund’s classification under Section 5(b) of the Investment Company Act of 1940, as amended (the “1940 Act”) from diversified to non-diversified; and (iii) to transact such other business as may be properly brought before the Special Meeting.
Shareholders of record at the close of business on the record date, established as August 27, 2020 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about September 25, 2020.
Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on October 14, 2020:
The Notice of Meeting, Proxy Statement and Proxy Card
are available at www.proxyvote.com
Please read the proxy statement before voting on the proposal. If you need additional copies of this proxy statement or proxy card, please contactthe Fund at 1-844-577-3863.
For a free copy of the Fund’s annual report for the fiscal year ended October 31, 2019, or the most recent semi-annual report, please contact the Trust at 1-844-577-3863 or write to the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

DESCRIPTION OF PROPOSAL 1
APPROVAL OF AMENDED INVESTMENT ADVISORY AGREEMENT

Background
Jackson Square Partners, LLC (the "Adviser" or "Jackson Square"), has served as the investment adviser to the Fund since its inception pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and Jackson Square (the “Current Advisory Agreement”). The Adviser is requesting shareholder approval for an amendment to the Fund's investment advisory agreement which would increase the advisory fee that Jackson Square would receive for managing the Fund (the “Amended Advisory Agreement”). The Fund's current annual advisory fee is 0.65% of the Fund's average daily net assets. Under the Amended Advisory Agreement the annual advisory fee payable to Jackson Square by the Fund would increase to 0.80% of the Fund’s average daily net assets. Jackson Square has entered into an operating expenses limitation agreement with the Trust, on behalf of the Fund, which requires Jackson Square to waive its advisory fees and/or pay Fund expenses to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding leverage/borrowing interest, Rule 12b-1 fees, shareholder servicing plan fees, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.90% of the Fund’s average daily net assets, through at least February 28, 2021 (the “Expense Limitation Agreement”). If shareholders of the Fund approve the Amended Advisory Agreement, Jackson Square would enter into a revised operating expenses limitation agreement that would set the Fund’s operating expenses limit at 0.99% of the Fund’s average daily net assets through at least February 28, 2022 (the “New Expense Limitation Agreement”).
At the August 19, 2020 meeting, the Board approved a request to change the name of the Fund to the Jackson Square International Growth Fund and to amend the Fund’s principal investment strategies such that the Fund would invest at least 80% of its total assets in securities of non-U.S. issuers. The Board approved the change in the Fund’s name and strategy as a consequence of ongoing dialogue with Jackson Square regarding the future of the Fund, including the presentation to the Board at the August 19, 2020 meeting. During the August meeting, Jackson Square indicated to the Board that a significant portion of their client base had expressed interest in an international strategy that would be an extension of the existing international component of the global strategy managed by Jackson Square. In addition, Jackson Square communicated to the Board that they believed there were better distribution opportunities for an international strategy than there were in the Fund’s current all-cap growth strategy. Lastly, Jackson Square expressed to the Board that there were limited prospects for growth in the existing all-cap growth strategy.
The Trust will file a post-effective amendment to the Fund’s registration statement pursuant to Rule 485(a) under the Securities Act of 1933 as amended in late October with the goal of having the proposed changes to the Fund effective on or about December 31, 2020. Jackson Square is asking shareholders to approve the Amended Advisory Agreement and increased advisory fee due to the proposed change in the Fund’s principal investment strategies. Jackson Square believes that the increased advisory fee is warranted as a result of the additional work, staffing and expense of researching and selecting investments from a broader investment universe, additional due diligence requirements and increased geographic coverage that arise from managing a fund with an international strategy. Brian Tolles and Gregory Chory will serve as portfolio managers of the Fund subsequent to the name and strategy change. Each of Messrs. Tolles and Chory currently serves as a portfolio manager to the Fund.
Under the 1940 Act, a material amendment to an investment advisory agreement must be approved by a vote of a majority of the outstanding voting securities of a fund.  Therefore, the Amended Advisory Agreement requires shareholder approval before becoming effective.

The Board approved the Amended Advisory Agreement between Jackson Square and the Trust, on behalf of the Fund, at a meeting held on August 19, 2020, and determined to recommend that shareholders of the Fund also approve the Amended Advisory Agreement. Accordingly, the Fund is seeking shareholder approval to approve the Amended Advisory Agreement with its amended fee schedule. If Fund shareholders do not approve the Amended Advisory Agreement, the Board and Jackson Square may consider other alternatives for the Fund such as potentially liquidating the Fund in a taxable transaction for Fund shareholders. The Board will take such action as it deems in the best interests of shareholders of the Fund.

Comparison of Current Fees and Expenses
The table below sets for the fees and expenses payable by shareholders of the Fund under both the Current Advisory Agreement and, on a pro forma basis under the Amended Advisory Agreement. The fees and expenses in table are based on the actual expenses incurred by the Fund during the fiscal year ended October 31, 2019.

	Investor Class		Institutional Class		IS Class
Shareholder Fees (fees paid directly from your investment)	Current	Pro Forma	Current	Pro Forma	Current	Pro Forma
	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Current	Pro Forma	Current	Pro Forma	Current	Pro Forma
Management Fees	0.65%	0.80%	0.65%	0.80%	0.65%	0.80%
Shareholder Servicing Plan Fee	0.10%	0.10%	0.10%	0.10%	0.00%	0.00%
Distribution and Service Rule (12b-1) Fees	0.25%	0.25%	0.00%	0.00%	0.00%	0.00%
Other Expenses	1.82%(1)	1.82%(1)	1.82%(1)	1.82%(1)	1.82%	1.82%
Total Annual Fund Operating Expenses	2.82%	2.97%	2.57%	2.72%	2.47%	2.63%
Less: Fee Waiver and Expense Reimbursement(2)	(1.57)%(2)	(1.63)(3)	(1.57)%(2)	(1.63)(3)	(1.57)%(2)	(1.63)(3)
Total Annual Fund Operating Expenses After Fee waiver and Expense Reimbursement(2)	1.25%(2)	1.34%(3)	1.00%(2)	1.09%(3)	0.90%(2)	0.99%(3)

(1)	Other Expenses for Investor Class and Institutional Class are based on estimated amounts for the current fiscal year.

(2)
Jackson Square has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, Shareholder Servicing Plan fees, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) do not exceed 0.90% of the average daily net assets of the Fund. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least February 28, 2021. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser.

(3)
Jackson Square has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, Shareholder Servicing Plan fees, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) do not exceed 0.99% of the average daily net assets of the Fund. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least February 28, 2022. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$127	$725	$1,350	$3,034
Investor Class (Pro Forma)	$136	$765	$1,419	$3,174
Institutional Class	$102	$650	$1,224	$2,787
Institutional Class (Pro Forma)	$111	$689	$1,294	$2,931
IS Class	$92	$619	$1,174	$2,687
IS Class (Pro Forma)	$101	$659	$1,244	$2,833

Information about Jackson Square Partners, LLC

The Adviser, Jackson Square Partners, LLC, is located at One Letterman Drive, Building A, Suite A3-200, San Francisco, California 94129. Jackson Square is an SEC-registered investment adviser that provides investment advisory services to separately managed accounts and pooled investment vehicles, including mutual funds, and as of June 30, 2020, had total assets of $22.7 billion which includes approximately $2.36 billion of non-discretionary assets under advisement, which are excluded from the firm’s regulatory assets under management. The Adviser is majority owned and controlled by key employees of the Adviser through California Street Partners LP, established in 2014. Delaware Investments has a non-voting minority ownership interest in the Adviser.

The following table sets forth the name, position and principal occupation of each current principal officer of Jackson Square, each of whom can be contacted through Jackson Square’s principal office location.

Name	Position/Principal Occupation
Jeffrey Van Harte	Chairman and Chief Investment Officer
Van Tran	Chief Financial Officer
Sean Krieger	Chief Compliance Officer
Kevin Brown	Managing Partner and Member of Board of Directors
Daniel Prislin	Member of Board of Directors

Jackson Square serves as investment adviser to the following funds that have the same investment objective, long-term capital appreciation, as the Fund:

Fund	Contractual Advisory Fee as a % of Net Assets
Jackson Square Global Growth Fund	0.80%
Jackson Square Large-Cap Growth Fund	0.55%
Jackson Square Select 20 Growth Fund	0.65%
Jackson Square SMID-Cap Growth Fund	0.75%

Terms of the Prior and Amended Advisory Agreements
A copy of the Amended Advisory Agreement is attached as Exhibit A. The following description is only a summary; however, all material terms of the Amended Advisory Agreement have been included in this summary. You should refer to Exhibit A for the Amended Advisory Agreement, and the description set forth in this proxy statement of the Amended Advisory Agreement is qualified in its entirety by reference to Exhibit A. Other than the advisory fee and effective date, there are no material differences between the terms of the Amended Advisory Agreement and the Current Advisory Agreement with respect to services provided by Jackson Square. The investment advisory services to be provided by Jackson Square under the Amended Advisory Agreement are identical to the services currently provided by Jackson Square under the Amended Advisory Agreement.
The Current Advisory Agreement with Jackson Square was most recently approved by the Board with respect to the Fund on February 17-18, 2020. The Current Advisory Agreement was approved by the initial shareholder for the Fund on September 19, 2016. For the fiscal year ended October 31, 2019, Jackson Square did not receive any advisory fees after application of the Current Expense Limitation Agreement. Had the revised fee schedule been in place for the prior fiscal year, the Adviser would not have received a management fee after application of the Current Expense Limitation Agreement.
Advisory Services. Both the Amended Advisory Agreement and the Current Advisory Agreement state that, subject to the supervision and direction of the Board, Jackson Square will provide for the overall management of each Fund including: (i) continuously investing the assets of the Fund in a manner consistent with the prospectus, other written guidelines or restrictions, as may be amended from time to time, agreed upon in writing by the Trust and Jackson Square; (ii) determining the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; (iii) voting all proxies for securities and exercising all other voting rights with respect to such securities in accordance with Jackson Square’s written proxy voting policies and procedures; (iv) maintaining the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) issuing settlement instructions to custodians designated by the Trust and (vi) furnishing to the Trust such information, evaluations, analyses and opinions formulated or obtained by Jackson Square in the discharge of its duties, as the Trust may, from time to time, reasonably request, including at least one in-person appearance annually before the Board.
Management Fee. The Amended Advisory Agreement contains an increase in the advisory fee relative to the Current Advisory Agreement. Both agreements provide that Jackson Square shall receive an investment advisory fee from the Fund as disclosed below, as a percentage of the average daily net assets of the Fund:

Fund	Current Advisory Fee	New Advisory Fee
Jackson Square All-Cap Growth Fund	0.65%	0.80%

Duration and Termination. Both the Amended Advisory Agreement and the Current Advisory Agreement provide that they will become effective upon the latter of approval by a majority of the Trustees who are not interested persons of the Trust as defined in the 1940 Act (“Independent Trustees”) and, if required, by a vote of the majority of the outstanding voting securities of the Fund. Both agreements provide that they shall remain in effect for the Fund for two years from the effective date and thereafter for successive periods of one year, subject to annual Board approval as required by the 1940 Act. Both the Amended Advisory Agreement and the Current Advisory Agreement provide for the termination of the agreement with respect to the Fund at any time (i) by the vote of the majority of the Board or by the vote of a majority of the outstanding securities of the Fund on at least 60 days’ written notice to Jackson Square; or (ii) by Jackson Square on not less than 60 days’ written notice to the Fund.

Payment of Expenses. Under both the Amended Advisory Agreement and the Current Advisory Agreement, Jackson Square is responsible for providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, the expenses of printing and distributing copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials to prospective investors (to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the 1940 Act), the costs of any special Board meetings or shareholder meetings convened for the primary benefit of Jackson Square, and any costs of liquidating or reorganizing a Fund. Jackson Square also shall continue to be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.
The Fund is responsible for all of its own expenses, except for those specifically assigned to Jackson Square under the Amended Advisory Agreement and the Current Advisory Agreement. The Fund will be responsible for the same expenses under the Amended Advisory Agreement as it is under the Current Advisory Agreement which include but are not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books; insurance premiums on property or personnel of the Fund which inure to its benefit; the cost of preparing and printing regulatory documents and other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts, and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.
Brokerage. Both the Amended Advisory Agreement and the Current Advisory Agreement provide that Jackson Square shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of brokerage commission rates, provided that Jackson Square shall not direct orders to an affiliated person of Jackson Square without general prior authorization to use such affiliated broker or dealer from the Board. Jackson Square’s primary consideration in effecting a securities transaction will be to seek best execution. In selecting a broker-dealer to execute each particular transaction, Jackson Square may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of a Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Limitation on Liability and Indemnification. Both the Amended Advisory Agreement and the Current Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the duties imposed on Jackson Square by the agreement, Jackson Square will not be subject to liability to the Trust or the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses sustained in the purchase, holding or sale of any security of the Fund.

Board Approval and Recommendation
The Board approved the Amended Advisory Agreement at a meeting held on August 19, 2020 (the “August Meeting”). Prior to the meeting, the Board received and considered information from Jackson Square and the Trust’s administrator designed to provide the Board with the information necessary to evaluate the approval of the Amended Advisory Agreement (“Support Materials”). In addition, at the August Meeting, representatives of Jackson Square met with the Board telephonically to discuss the terms of the Amended Advisory Agreement and the change to the Fund's strategy. Before voting to approve the Amended Advisory Agreement, the Board reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Board’s consideration of the Amended Advisory Agreement. In approving the Amended Advisory Agreement, the Board considered substantially the same factors as it considered in approving the continuation of the Current Advisory Agreement, which was completed at the Board’s meeting on February 17-18, 2020, in addition to new information regarding the Transaction. This information formed the primary basis for the Board’s determinations.

In determining whether to approve the Amended Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to the Fund: (1) the nature, extent, and quality of the services to be provided by Jackson Square with respect to the Fund; (2) the Fund’s historical performance as managed by Jackson

Square under the Current Advisory Agreement; (3) the costs of the services to be provided by Jackson Square and the profits to be realized by Jackson Square from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Jackson Square resulting from its relationship with the Fund. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them and did not identify any particular information that was all-important or controlling.

In approving the Amended Advisory Agreement, the Board considered the following factors and made the following conclusions with respect to the Fund:

Nature, Extent and Quality of Services Provided to the Fund. The Trustees considered the scope of services that Jackson Square would provide under the Amended Advisory Agreement with respect to the Fund, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining for the Fund the portfolio securities to be purchased, sold, or otherwise disposed of, and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Jackson Square effected on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees noted Jackson Square’s assets under management, which were $22.7 billion as of June 30, 2020, and reviewed Jackson Square's audited statements of financial condition for the years ended December 31, 2019 and December 31, 2018. In that regard, the Trustees that Jackson Square had sufficient resources to support the portfolio management team in its implementation of the Fund's principal investment strategies. The Trustees considered the investment philosophy of the Fund's portfolio managers and their investment analysis and portfolio management experience. In this regard, the Trustees noted that Jackson Square does not manage a composite of separately managed accounts in a strategy similar to the proposed international growth strategy for the Fund; however, the Trustees noted that Jackson Square does manage products with international securities. The Trustees noted that Jackson Square, through the management of the Jackson Square Global Growth Fund, has significant experience managing a fund with an emphasis on investments in the non-U.S. developed markets that would be the focus of the Jackson Square International Growth Fund’s principal investment strategies. The Trustees further considered that Jackson Square had indicated that the Jackson Square International Growth Fund’s principal investment strategy would be an extension of the international component of the Jackson Square Global Growth Fund’s principal investment strategy. The Board also considered that the management fee under the Amended Advisory Agreement is the same as the Jackson Square Global Growth Fund pays to Jackson Square. The Board considered that Jackson Square did not expect the proposed strategy changes to the Fund to materially impact the nature, extent or quality of the services currently provided by Jackson Square to the Fund. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Jackson Square would provide to the Fund under the Amended Advisory Agreement.

Investment Performance of the Fund. In assessing the quality of the portfolio management to be delivered by Jackson Square under the Amended Advisory Agreement, the Trustees would normally review the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to an appropriate securities benchmark index, the Fund’s respective peer funds according to Morningstar classifications. In this regard the Trustees noted that Jackson Square is proposing material amendments to the Fund’s principal investment strategies. Although the Trustees reviewed the prior performance of the Fund relative to its benchmark index and the All-Cap Growth Fund’s Morningstar peer group (Large Growth), the Trustees did not consider that information pertinent for evaluating performance considering the proposed changes to the Fund’s investment strategies. In addition, the Trustees noted that Jackson Square does not manage a composite of separately managed accounts in a strategy that is materially similar to the proposed international growth strategy for the Fund.
Advisory Fee. The Board reviewed and considered the advisory fee payable by the Fund to Jackson Square under the Amended Advisory Agreement.  The Board compared the Fund’s contractual advisory fee and total expense ratio to industry data with respect to other mutual funds in the same Morningstar US Fund Foreign Large Growth peer group.  The Board noted that the Fund’s proposed contractual management fee was four basis points above the peer group median and average. The Board also considered that the total expenses of the Fund’s IS Class after giving effect to the

New Expense Limitation Agreement was above the peer group median and average and in the third quartile of the peer group. The Board also considered that the Fund’s net assets were significantly smaller than the average net assets for other funds in the peer group.
While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Jackson Square’s advisory fee with respect to the Fund continues to be reasonable.
Costs and Profitability. The Trustees considered the annual advisory fee that the Fund will pay to Jackson Square under the Amended Advisory Agreement, as well as Jackson Square’s expected profitability from services to be rendered by Jackson Square to the Fund during the first 12-months under the Amended Advisory Agreement, based on pro forma profitability analysis prepared by Jackson Square. The Trustees also considered the anticipated effect of the New Expense Limitation Agreement on Jackson Square’s compensation and that Jackson Square has contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses. The Trustees concluded that Jackson Square’s service relationship with the Fund was not anticipated to be profitable under the Amended Advisory Agreement. In that regard, the Trustees determined that Jackson Square had adequate resources to support the portfolio management of the Fund and plans to grow assets in the Fund which may lead to the relationship being profitable for Jackson Square. The Trustees also agreed to continue to review the Fund’s profitability as part of its annual review of the investment advisory contract with Jackson Square.
Economies of Scale and Fee Levels Reflecting Those Economies. The Trustees then considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fees for the Fund in the Amended Advisory Agreement does not contain breakpoints. The Trustees additionally took into account the fact that Jackson Square had indicated that it did not believe breakpoints were necessary at present due to the limited assets in the Fund but that Jackson Square agreed to consider break points as the Fund gains assets. The Trustees noted that at current asset levels, it did not appear that there were significant economies of scale being realized by Jackson Square that should be shared with shareholders of the Fund and concluded that it would continue to monitor economies in the future as circumstances and asset levels change.
Other Benefits to Jackson Square. The Trustees considered the direct and indirect benefits that could be realized by Jackson Square from Jackson Square’s relationship with the Fund. The Trustees considered the extent to which Jackson Square utilizes soft dollar arrangements with respect to portfolio transactions, and that Jackson Square does not use affiliated brokers to execute the Fund’s portfolio transactions. The Trustees considered that Jackson Square may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Jackson Square does not receive additional material benefits from its relationship with the Fund.
Based on all of the information presented to and considered by the Board and the conclusions that it reached, the Board approved the Amended Advisory Agreement for the Fund on the basis that its terms and conditions are fair and reasonable and in the best interests of the Fund and its shareholders.
For the reasons set forth above, the Board unanimously recommends that shareholders of the Fund vote in favor of the Amended Advisory Agreement with Jackson Square.

DESCRIPTION OF PROPOSAL 2

APPROVAL OF FUND CLASSIFICATION

Section 5(b) of the 1940 Act provides that funds shall be classified as either “diversified” or “non-diversified.” Under the 1940 Act, a fund must be classified as either “diversified” or “non-diversified.” A non-diversified fund may invest in greater proportions in the securities of fewer issuers than a diversified fund. Because a “non-diversified” fund may invest a greater percentage of its assets in the securities of a single issuer, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. Section 5(b) provides that diversified funds are those that, with respect to 75% of their total assets, may not (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer be sets forth the requirements that must be met for an investment company to be diversified. Non-diversified funds are any funds other than diversified funds.

On August 19, 2020, representatives of Jackson Square met with the Trustees and officers of the Trust to discuss the proposed change in the Fund’s diversification classification. At that meeting, the representatives of Jackson Square articulated their rationale for requesting a change in the Fund’s classification from diversified to non-diversified. Prior to the meeting on August 19, 2020, Jackson Square had provided due diligence materials which discussed their intention to request a change in the Fund’s classification to non-diversified. During the meeting with the Trustees, the representatives of Jackson Square noted that three of the other four funds in the Trust for which Jackson Square serves as investment adviser are classified as non-diversified funds. The representatives of Jackson Square emphasized their significant experience in managing non-diversified portfolios and expressed their belief that enhanced returns for the Fund may be achieved by holding a concentrated, conviction-weighted portfolio of companies with attractive business models and opportunities to generate consistent, long-term growth of intrinsic business value.

The Fund is classified as a diversified fund but Jackson Square is asking shareholders to approve a change in that classification to make the Fund a non-diversified fund.

Jackson Square believes it is in the best interest of shareholders to have the Fund classified as a non-diversified fund after December 31, 2020. Jackson Square believes it would be advantageous to shareholders for the Fund to retain the flexibility to maintain a non-diversified portfolio at times when Jackson Square believes market conditions favor holding a more concentrated portfolio. Jackson Square believes that limiting the Fund’s portfolio holdings to 25-45 securities, which would result in the Fund holding a non-diversified portfolio of securities at times, would allow Jackson Square the flexibility to optimally implement the Fund’s revised principal investment strategies. The change in the Fund's classification from diversified to non-diversified will not affect the Fund's non-concentration policies.

Accordingly, shareholders of the Fund are being asked to approve the continued classification of the Fund as a non-diversified fund, effective as of December 31, 2020, the date on which the Fund.

For the reasons set forth above, the Board unanimously recommends that shareholders of the Fund vote in favor of the continued classification of the Fund as non-diversified.

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares
Only shareholders of record at the close of business on August 27, 2020, the record date (the “Record Date”), will be entitled to notice of, and to vote at, the Special Meeting. While the Fund has registered three classes of shares, as of the Record Date only IS Class shares were available for purchase. On the Record Date, the Fund had 252,949.58 IS Class shares outstanding. As of the Record Date, there were 0 Institutional Class shares and 0 Investor Class shares outstanding.

Security Ownership of Management, Trustees and Principal Shareholders
As of the Record Date, to the best of the knowledge of the Trust, no Trustee or officer of the Trust beneficially owned 1% or more of the outstanding shares of the Fund, and the Trustees and the officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund. The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Fund. As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in Jackson Square, U.S. Bancorp, the parent company of the distributor, or any of their respective affiliates. As of the record date, the following persons are known by the Trust to own beneficially or of record 5% or more of the outstanding shares of the Fund:

Name and Address	% Ownership	Type of Ownership
Kenneth F. Broad TOD One Letterman Drive, Building A, Suite A3-200 San Francisco, California 94129	23.75%	Beneficial
Van Harte Smith Family Revocable Trust 1025 Alameda De Las Pulgas Box 533 Belmont, CA 94002-3507	23.29%	Beneficial
Christopher Bonavico PO Box 26289 San Francisco, CA 94126-6289	21.78%	Beneficial
Fortier Family Revocable Trust One Letterman Drive, Building A Suite A3-200 San Francisco, California 94129	13.06%	Beneficial
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attention Mutual Funds 211 Main St. San Francisco, CA 94105-1905	11.51%	Record

VOTING INFORMATION

Who is Eligible To Vote
Shareholders of record of the Fund as of the close of business on the Record Date, are entitled to vote on the proposals at the Special Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.
Quorum
In order for a vote on a Proposal to occur at the Special Meeting, there must exist a quorum of shareholders of the Fund. With respect to the Fund, the presence at the Special Meeting, in person or by proxy, of shareholders representing one-third of the Fund’s shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the Special Meeting. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be counted as present. Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner.
In the event the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting with respect to any Proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Special Meeting will require the affirmative vote of the holders of a simple majority of the Fund’s shares cast at the Special Meeting, and any adjournment with respect to any Proposal will require the affirmative vote of the holders of a simple majority of the Fund’s shares entitled to vote on the Proposal cast at the Special Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Vote Required to Pass the Proposals
As provided under the 1940 Act, approval of each Proposal will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of a Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting. Abstentions and broker “non-votes” will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.
Proxies and Voting at the Special Meeting
Shareholders may use the proxy card provided if they are unable to attend the meeting in person or wish to have their shares voted by a proxy even if they do attend the meeting. Any shareholder of the Fund giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Secretary at the principal executive office of the Trust shown at the beginning of this proxy statement), or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person. To obtain directions on how to attend the Special Meeting and vote in person, please call 1-855-682-6233.
All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, FOR the Proposals referred to in the proxy statement and in the discretion of the persons named as proxies on such procedural matters that may properly come before the Special Meeting. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Method of Solicitation and Expenses

The Fund will not engage a third-party to assist in the solicitation of proxies. Any solicitation that is done in connection with this proxy statement will be done by officers and employees of Jackson Square who will receive no extra compensation for their services. To the extent any solicitation of proxies is done, it will occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview. If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The cost of preparing, printing and mailing the enclosed proxy card and this proxy statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph is estimated to be $2,276. The cost of solicitation will be borne by Jackson Square. Broadridge Financial Solutions has been retained as proxy tabulator.

The Fund will not bear any expenses in connection with the Transaction, including any costs of soliciting shareholder approval.

Shareholder Proposals for Subsequent Meetings

The Fund does not hold annual shareholder meetings except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Trust’s Secretary at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its inclusion.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-844-577-3863.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-844-577-3863 or write to USBFS at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Other Matters to Come Before the Meeting

No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

Dated: September 21, 2020
Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may proxy vote by telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

EXHIBIT A
FORM OF Amended Advisory Agreement

SECOND AMENDMENT TO THE
INVESTMENT ADVISORY AGREEMENT

THIS SECOND AMENDMENT dated as of the […] day of December, 2020, to the Investment Advisory Agreement, dated as of April 29, 2016, as amended (the “Agreement”), is entered into by and between Managed Portfolio Series, a Delaware statutory trust (“Trust”) and Jackson Square Partners, LLC, a Delaware limited liability company (“Adviser”).

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to amend the Agreement to change the name of the Jackson Square All-Cap Growth Fund to the Jackson Square International Growth Fund (the “Fund”); and

WHEREAS, the parties desire to amend the Agreement to amend the investment advisory fees payable to the Adviser with respect to the Fund; and

WHEREAS, Section 10 of the Agreement allows for its amendment by a written instrument executed by all of the parties.

NOW, THEREFORE, the parties agree to amend and restate Schedule A as attached hereto, effective December […], 2020.

Except to the extent amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by a duly authorized officer, as applicable, on one or more counterparts as of the date set forth above.

MANAGED PORTFOLIO SERIES:

By:
Brian R. Wiedmeyer
President and Principal Executive Officer

JACKSON SQUARE PARTNERS, LLC:

By:

SCHEDULE A
FUNDS AND FEES

Series of Managed Portfolio Series	Annual Fee Rate as % of Current Net Assets

Jackson Square International Growth Fund	0.80%

Jackson Square Global Growth Fund	0.80%

Jackson Square Select 20 Growth Fund	0.65%

Jackson Square SMID-Cap Growth Fund	0.75%

Jackson Square Large-Cap Growth Fund	0.55%

FIRST AMENDMENT TO THE
INVESTMENT ADVISORY AGREEMENT

THIS FIRST AMENDMENT dated as of the 1st day of November, 2017, to the Investment Advisory Agreement, dated as of April 29, 2016 (the “Agreement”), is entered into by and between Managed Portfolio Series, a Delaware statutory trust (“Trust”) and Jackson Square Partners, LLC, a Delaware limited liability company (“Adviser”).

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to amend and replace Section 5(c) the Agreement to clarify that any reimbursements requested by the Adviser of a reduction made by the Adviser in its management fees or payment of expenses may only be made during the thirty-six months from the date of the management fee reduction and/or expense payment; and

WHEREAS, Section 10 of the Agreement allows for its amendment by a written instrument executed by all of the parties.

NOW, THEREFORE, the parties agree as follows:

Section 5(c) of the Agreement is hereby replaced and superseded by the following:

“5    INVESTMENT ADVISORY FEES

(c)    Any such reductions made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement on a monthly basis by the Fund to the Adviser for a period of thirty-six months following the end of the month in which such reduction or payment was accrued, if so requested by the Adviser, if the aggregate amount actually paid by the Fund toward the operating expenses for such month (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses in effect both at the time of the reduction and payment and at the time of reimbursement. Such reimbursement may not be paid prior to a Fund’s payment of current ordinary operating expenses.”

Except to the extent amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by a duly authorized officer, as applicable, on one or more counterparts as of the date set forth above.

MANAGED PORTFOLIO SERIES:

By:	/s/ James R. Arnold
James R. Arnold
President and Principal Executive Officer

JACKSON SQUARE PARTNERS, LLC:

By:	/s/ Van Tran
Van Tran
Chief Financial Officer

MANAGED PORTFOLIO SERIES
INVESTMENT ADVISORY AGREEMENT

This AGREEMENT is made as of the 29th day of April 2016, by and between Managed Portfolio Series, a Delaware statutory trust (the “Trust”), and Jackson Square Partners, LLC, a Delaware limited liability company (the “Adviser”).
WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment management services; and
WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and consists of several separate series of shares, each having separate assets and liabilities, its own investment objectives and policies, and which is authorized to create additional series in the future; and
WHEREAS, the Trust desires to retain the Adviser to provide investment advisory services to those Trust series listed in Schedule A (each a “Fund”) on or after the date of this Agreement and the Adviser is willing to render such services, subject to supervision and direction of the Trust’s Board of Trustees (the “Board”) and the terms and conditions set forth in this Agreement;
NOW, THEREFORE, the parties hereby agree as follows:

1.	APPOINTMENT OF ADVISER

The Trust hereby appoints, and the Adviser hereby accepts the appointment, to act as investment adviser to each Fund, subject to the supervision and direction of the Board, on the terms herein set forth and for the compensation herein provided. In connection with this appointment:

(a)    Delivery of Trust Documentation. The Trust shall deliver to the Adviser copies of: (i) the Trust’s Agreement and Declaration of Trust and Bylaws, as may be amended from time to time (collectively, “Organic Documents”); (ii) each Fund’s prospectus and statement of additional information as may be amended from time to time (collectively, as currently in effect, “Prospectuses”); and (iii) all Trust policies and procedures relevant to a Fund as may be amended from time to time (collectively, “Trust Procedures”). The Trust shall cause all service providers to the Trust to furnish information to the Adviser and to assist the Adviser as may be reasonably required and shall ensure that the Adviser has reasonable access to all relevant records and documents maintained by the Trust or any service provider to the Trust.

(b)    Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of a Fund.

(c)    The Adviser’s Representations. The Adviser represents, warrants and agrees that:

(i)It has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(ii)It is registered as an investment adviser under the Advisers Act and will continue to be so registered during the term of this Agreement;

(iii)It has adopted and implemented a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”) and, if it has not already done so, will provide the Trust with a copy of such Code of Ethics and any amendments thereto;

(iv)It has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Adviser, its employees, officers, and agents (“Compliance Procedures”) and, if it has not already done so, will provide the Trust with a copy of the Compliance Procedures and any amendments thereto;

(v)It has delivered to the Trust copies of its Form ADV as most recently filed with the SEC and will provide the Trust with a copy of any future filings of Form ADV or any amendments thereto;

(vi)It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement and will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to a Fund pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation;

(vii)It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Adviser in order to perform its services contemplated by this Agreement; and

(viii)This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

(a)The Trust’s Representations. The Trust represents, warrants and agrees that:

(i)The Trust has all requisite power and authority to enter into and perform its obligations under this Agreement;

(ii)This Agreement has been duly authorized by appropriate action of the Trust and its shareholders to the extent required under the 1940 Act;

(iii)It has received a copy of Part 2A of the Adviser’s Form ADV as is currently in effect as of the date of this Agreement;

(iv)The Trust custodian (the “Custodian”) is a “qualified custodian” as defined in Rule 206(4)2(c)(3) under the Advisers Act;

(v)The Trust is registered with the SEC as an open-end investment company under the 1940 Act, and

(vi)This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Trust, enforceable against the Trust in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

(b)Plenary authority of the Board of Trustees. The Adviser acknowledges that each Fund is a mutual fund that operates as a series of the Trust under the supervision and direction of the Board.

2.	PROVISION OF INVESTMENT ADVISORY SERVICES

Subject to the delegation of any of the following duties to one or more persons permitted by Section 19 of this Agreement, the Adviser shall render the following services to the Trust:

(a)Except as set forth below, the Adviser shall assume all investment duties and have full discretionary power and authority with respect to investment of the assets of each Fund. Without limiting the generality of the foregoing, the Adviser shall, with respect to the assets of each Fund: (i) obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; (ii) continuously invest the assets in a manner consistent with the Organic Documents, Prospectuses, other written guidelines or restrictions, as may be amended from time to time, agreed upon in writing by the Trust and the Adviser which guidelines and restrictions shall not be inconsistent with the Prospectuses (“Written Guidelines”), and the Trust Procedures, as may be provided to the Adviser consistent with Section 1(a)(i) of this Agreement; (iii) determine the securities to be purchased, sold or otherwise disposed of and the timing of such purchases, sales and dispositions; (iv) vote all proxies for securities and exercise all other voting rights with respect to such securities in accordance with the Adviser’s written proxy voting policies and procedures; (v) maintain the books and records required to be maintained by the Fund under the 1940 Act with respect to portfolio transactions affected pursuant to this Agreement; (vi) promptly issue settlement instructions the Custodian; (vii) evaluate the credit worthiness of securities dealers, banks and other entities with which the Fund may engage in repurchase agreements and monitor the status of such agreements; and (viii) take such further action, including the placing of purchase and sale orders and the selection of broker-dealers to execute such orders on behalf of the Fund, as the Adviser shall deem necessary or appropriate, in its sole discretion, to carry out its duties under this Agreement. Notwithstanding all of the foregoing, and with the exception of any and all indemnification obligations of the Adviser contained in this Agreement, the Adviser shall not be obligated under this Agreement to: (1) file class action claims; or (2) pursue or defend litigation or enter into bankruptcy settlement claims, but in each case, when and only when such claims or defenses are exclusively on behalf of the Fund or Funds and do not involve or implicate the Adviser. The Adviser also shall not be responsible for bearing the expenses of such claims or litigation, as so limited.

(b)The Adviser shall also furnish to or place at the disposal of the Trust such information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties, as the Trust may, from time to time, reasonably request.

(c)The Adviser agrees, that in performing its duties hereunder, it will comply, in all material respects, with (i) the 1940 Act, the Advisers Act and all rules and regulations promulgated thereunder; (ii) all other federal and state laws and regulations applicable to the Adviser; (iii) applicable provisions of the Internal Revenue Code of 1986, as amended; and (iv) the provisions of the Organic Documents.

(d)The Adviser shall keep accurate and detailed records concerning its services under this Agreement and all such records shall be open to inspection at all reasonable times by the Trust and any appropriate regulatory authorities. The Adviser shall provide to the Trust copies of any and all documentation relating to each Fund’s transactions upon reasonable request. The Adviser agrees that all records which it maintains for each Fund are the property of the Fund and it further agrees to surrender promptly to the Fund copies of any such records upon the Fund’s request, provided that the Adviser shall be entitled to keep copies of any such records.

(e)At the request of the Trust from time to time, the Adviser shall provide pricing and valuation information with respect to particular securities it has purchased for each Fund if the Trust has determined that such pricing and valuation information is not otherwise reasonably available to it through standard pricing services. In the event that the Adviser believes a valuation provided by a pricing service for a security it has purchased for a Fund is materially inaccurate, the Adviser agrees to promptly notify the Trust.

(f)From time to time at the request of the Trust, the Adviser will (i) meet, either in person or via teleconference, with the Board, on reasonable notice and at reasonable times and locations, to discuss general economic conditions, performance, investment strategy and other matters relating to each Fund;

and/or (ii) provide written materials to the Trust , including the Board, on reasonable notice, discussing general economic conditions, performance, investment strategy and other matters relating to each Fund.

(g)The Adviser shall be responsible for filing any required reports on its behalf with the SEC pursuant to Section 13(f) of the Securities Exchange Act of 1934 (the “1934 Act”) and the rules and regulations thereunder.

(h)To the extent reasonably requested by the Trust, the Adviser will use its best efforts to assist the Trust in connection with the Trust’s compliance with the Federal securities laws, as such term is defined in Rule 38a-1 under the 1940 Act, (“Federal Securities Laws”), including, without limitation, providing the Chief Compliance Officer of the Trust with: (i) Compliance Procedures, as may be amended from time to time (including prompt notice of any material changes thereto); (ii) a summary of the Compliance Procedures in connection with the annual review thereof by the Trust; (iii) upon request, a certificate of the chief compliance officer of the Adviser to the effect that the policies and procedures of the Adviser are reasonably designed to prevent violation of the Federal Securities Laws; (iv) direct access to the Adviser’s chief compliance officer, as reasonably requested by the Chief Compliance Officer of the Trust; (v) a completed quarterly informational questionnaire regarding the Adviser’s compliance program; and (vi) quarterly certifications indicating whether there were Material Compliance Matters (as that term is defined by Rule 38a-1) that arose under the compliance policies and procedures of the Trust and/or Compliance Procedures in such detail as may be reasonably requested by the Chief Compliance Officer of the Trust.

(i)Except as permitted by the Trust Procedures, the Adviser will not disclose but shall treat confidentially all information in respect of the investments of each Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades).

(j)The Trust or its agent will provide timely information to the Adviser regarding such matters as inflows to and outflows from each Fund and the cash requirements of, and cash available for investment in each Fund. The Trust or the Custodian will timely provide the Adviser with copies of monthly accounting statements for each Fund, and such other information as may be reasonably necessary or appropriate in order for the Adviser to perform its responsibilities hereunder.

(k)The Adviser shall not consult with any other investment adviser (other than affiliates of the Adviser) of any other series of the Trust concerning portfolio transactions for a Fund or any other series of the Trust.

(m)    The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board in connection with the approval of this Agreement pursuant to Section 7 of this Agreement.

3.	BROKERAGE

The Adviser is responsible for decisions to buy and sell securities for each Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct an order to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Chief Compliance Officer. The Adviser’s primary consideration in effecting a securities transaction will be to seek best execution. In selecting broker-dealers to execute transactions, the Adviser may take the following, among other things, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of a Fund on a continuing basis. The execution price of a transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

Subject to such policies as the Board may determine and consistent with Section 28(e) of the 1934 Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to a Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of a Fund to such brokers or dealers who also provide research or statistical material, or other services to the Trust, the Adviser or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, the allocation of the securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to a Fund and to such other clients.

The Trust authorizes and empowers the Adviser to open and maintain trading accounts in the name of a Fund and to execute for the Fund as its agent and attorney-in-fact standard institutional customer agreements with such broker or brokers as the Adviser shall select as provided herein. The Adviser shall cause all securities and other property purchased or sold for a Fund to be settled at the place of business of the Custodian or as the Custodian shall direct. All securities and other property of a Fund shall remain in the direct or indirect custody of the Custodian except as otherwise authorized by the Board.

The Adviser further shall have the authority to instruct the Custodian to pay cash for securities and other property delivered to the Custodian for a Fund and deliver securities and other property against payment for the Fund, and such other authority granted by the Trust from time to time. The Adviser shall not have authority to cause the Custodian to deliver securities and other property or pay cash to the Adviser except as expressly provided herein.

4.	ALLOCATION OF EXPENSES

(a)With respect to the operation of a Fund, the Adviser shall be responsible for (i) the Fund’s organizational expenses to the extent not otherwise paid or waived by U.S. Bancorp Fund Services, LLC (“USBFS”) pursuant to any agreement or understanding between the Adviser and USBFS; (ii) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the 1940 Act (each, a “12b-1 Plan”); (iv) the costs of the annual in-person appearance before the Board and any special Board meetings or shareholder meetings convened for the primary benefit of, and requested by, the Adviser; and (v) any legal costs of liquidating or reorganizing the Fund, as well as the costs associated with any special meeting of the Trust called for the purpose of considering or authorizing such reorganization or termination, if the liquidation or reorganization is made at the request of the Adviser (unless such cost is otherwise allocated by the Board). If the Adviser has agreed to limit the operating expenses of a Fund, the Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

(b)A Fund is responsible for and has assumed the obligation for payment of its expenses, other than as stated in Section 4(a) above, including but not limited to: fees and expenses (including legal fees) incurred in connection with the issuance, registration (and maintenance of registration) and transfer of its shares; commissions, spreads, fees and other expenses connected with the acquisition, holding, disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Fund; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; all expenses incurred in connection with borrowings; dividend expenses related to short sales; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; its portion of expenditures in connection with meetings of the Board that are properly payable by the Fund; its allocable portion of expenditures in connection with meetings of shareholders as determined by the Board; its allocable portion of salaries and expenses of officers of the Trust other than officers and employees of U.S. Bancorp Fund Services, LLC or any duly appointed successor (the “Administrator”) (except the Trust’s Chief Compliance Officer if determined to be appropriate by the Board); its allocable portion of fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Administrator; its allocable portion of the Trust’s insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, Prospectuses of the Fund or other communications for distribution to existing shareholders; its allocable portion of the Trust’s legal, auditing and accounting fees; its allocable portion of the Trust’s trade association dues or educational program expenses determined appropriate by the Board; all expenses of maintaining and servicing shareholder accounts of the Fund maintained with the Trust’s transfer agent, including all charges for transfer, shareholder recordkeeping, distribution disbursing, redemption; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses including litigation, proceedings, claims and indemnification obligations to its directors, officers, service providers and shareholders, except as herein otherwise prescribed.

(c)The Adviser may voluntarily or contractually absorb certain Fund expenses.

(d)To the extent the Adviser incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent that the Adviser performs services for which a Fund is obligated to pay that are independent of any service obligations the Adviser has under the existing agreement with the Trust, and the Adviser has notified the Trust in advance that it will be performing such services, then the Adviser shall be entitled to recover from such Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e)To the extent that the Adviser pays fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, the Adviser shall report such payments regularly to the Trust on the amounts paid and the relevant financial institutions.

(f)The fee payable to the Adviser under this Agreement with respect to a Fund may be reduced to the extent of any receivable owed by the Adviser to the Fund (provided that such obligation is not subject to a good faith dispute) or as required under any operating expense limitation agreement applicable to the Fund.

5.	INVESTMENT ADVISORY FEES

(a)    For all of the services rendered with respect to a Fund as herein provided, the Trust shall pay to the Adviser a fee at an annual rate based on the Current Net Assets (as defined below) of the Fund as set forth in Schedule A attached hereto and made a part hereof. Such fee shall be accrued by a Fund daily and shall be payable monthly in arrears, within fifteen business days after the last day of each month. If fees begin to accrue with respect to a Fund during the middle of a month, all fees for the period from that date to the end of the month shall be prorated according to the proportion that the period bears to the full month. In the case of termination of this Agreement with respect to a Fund during any month, all fees accrued from the beginning of that month to, but excluding, the date of termination, shall be prorated according to that proportion that the period bears to the full month and shall be paid promptly following such termination. For purposes of computing the amount of advisory fee accrued for any day, “Current Net Assets” shall mean a Fund’s net assets as of the most recent preceding day for which the Fund’s net assets were computed.

(b)    The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(c)    Any such reductions made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement on a monthly basis by the Fund to the Adviser for a period of three fiscal years following the end of the fiscal year in which such reduction or payment was accrued, if so requested by the Adviser, if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Such reimbursement may not be paid prior to a Fund’s payment of current ordinary operating expenses.

(d)    The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

6.    LIABILITY; STANDARD OF CARE

(a)The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of any information with respect to the Adviser, its personnel or a Fund’s strategies providing in writing to the Trust for inclusion in the Fund’s offering materials (including the Prospectus and advertising and sales materials).

(b)The Adviser shall act at all times in the best interests of each Fund and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. The Adviser shall not be liable to the Trust, a Fund, or a Fund’s shareholders for any action or inaction of the Adviser relating to any event whatsoever in the absence of bad faith, willful misfeasance or gross negligence in the performance of or the reckless disregard of the Adviser’s duties or obligations under this Agreement. Any stated limitations on liability in this Agreement shall not relieve the Adviser from any responsibility or liability that the Adviser may have under state or federal laws.

(c)In no event shall the Adviser be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d)The Adviser, its affiliates, agents and employees, shall not be liable to the Trust or a Fund for failure to act or any action taken in good faith reliance upon:

(i)    The Fund’s directions to the Custodian, or brokers, dealers or others with respect to the making, retention or sale of any investment or reinvestment hereunder; or

(ii)    Acts or omissions of the Custodian or a Fund, their respective affiliates, agents or employees.

(e)No party to this Agreement shall be liable to another party for consequential damages under any provision of this Agreement.

(f)    The Trust’s investments are subject to risks associated with investing in securities, including various market, currency, economic, political and business risks. The Adviser makes NO warranty, representation or guaranty as to: (i) the performance of any Fund’s investments; (ii) that the Adviser’s investment advice or strategies will be successful; (iii) that any Fund’s investment objectives will be met; or (iv) that any one or more specific individuals will be responsible for supplying the services required by this Agreement, except that the individuals who are identified as Portfolio Managers in a Fund’s prospectus shall perform the portfolio management services described in such prospectus.

(g)    Except as otherwise provided in this Agreement, each party to this Agreement (as an “Indemnifying Party”) shall indemnify and hold harmless the other party and the shareholders, members, directors, officers, and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage, or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement, provided, however, that indemnification shall not be paid hereunder with respect to any matter to the extent to which the loss, liability, claim, damage, or expense was caused by the Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of duties hereunder or reckless disregard of obligations and duties under this Agreement, and provided further, however, that the Adviser shall only be required to indemnify and hold harmless an Indemnified Party to the extent the loss, liability, claim, damage, or expense of such Indemnified Party was attributable to the Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of duties hereunder or reckless disregard of the Adviser’s obligations or duties hereunder.

(h)    If indemnification is to be sought hereunder, then the Indemnified Party shall promptly notify the Indemnifying Party of the assertion of any claim or the commencement of any action or proceeding in respect thereof and will keep the Indemnifying Party advised with respect to all developments concerning such claim, action or proceeding; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may otherwise have to the Indemnified Party provided such failure shall not affect in a material adverse manner the position of the Indemnifying Party or the Indemnified Party with respect to such claim. Following such notification, the Indemnifying Party may elect in writing to assume the defense of such action or proceeding and, upon such election, it shall not be liable for any legal costs incurred by the Indemnified Party (other than reasonable costs of investigation previously incurred) in connection therewith, unless (i) the Indemnifying Party has failed to provide counsel reasonably satisfactory to the Indemnified Party in a timely manner or (ii) counsel which has been provided by the Indemnifying Party reasonably determines that its representation of the Indemnified Party would present it with a conflict of interest. Notwithstanding the foregoing, the Indemnified Party shall be entitled to employ separate counsel at its own expense and, in such event, the Indemnified Party may participate in such defense as it deems necessary. The Indemnified Party shall in no case confess any claim or make any compromise in any case in which the Indemnifying Party may be required to indemnify it except with the Indemnifying Party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; notwithstanding this Section 6 hereof, in the event the Indemnified Party has not secured such consent, the Indemnifying Party will have no obligation to indemnify the Indemnified Party. Upon request and at the Indemnifying Party’s expense, the Indemnified Party shall provide reasonable assistance to the Indemnifying Party so that the Indemnifying Party can defend against such claim, action or proceeding.

(i)The provisions of Sections 6(g) and (h) shall not apply in any action where the Indemnified Party is the party adverse, or one of the parties adverse, to the other party.

7.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a)This Agreement shall become effective with respect to a Fund immediately upon the latter of approval by a majority of the Trust’s Trustees who are not interested persons (as defined in the 1940 Act) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of a Fund. The Agreement shall, unless terminated as hereinafter provided, continue in effect for a period of two (2) years from the date of effectiveness with respect to a Fund. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for a Fund at least annually by (i) the Board or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.

(b)This Agreement may be terminated by the Trust on behalf of a Fund at any time without payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of a Fund’s affairs and, at the request of the Board, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

(c)This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act.

8.    SERVICES NOT EXCLUSIVE

The services of the Adviser to a Fund are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of the Adviser and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients. The Trust agrees that Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to a Fund. In addition, to the extent permitted by its Code of Ethics, the Adviser, its principals, affiliates, agents or employees may purchase or sell any security for their own accounts and may take a position in the same securities it recommends to, or purchases for, any Fund. Notwithstanding the foregoing, nothing in this Agreement shall be deemed to require Adviser, its principals, affiliates, agents or employees to purchase or sell for any Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.

9.    NO SHORTING; NO BORROWING

The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from a Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit.

10.    AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and approved by the Trust in the manner set forth in Section 7(a).

11.    CONFIDENTIALITY

(a)“Confidential Information” as used in this agreement shall mean and include all tangible and intangible information and materials being disclosed in connection with this Agreement by one of the Parties (“Disclosing Party”) to the other Party (“Receiving Party”), in any form or medium (and without regard to whether the information is owned by a Party or by a third party), that satisfy at least one of the following criteria:

(i)    Information related to the Disclosing Party’s, its affiliates’ or its third party licensors or vendors’ trade secrets, customers/shareholders, business plans, strategies, forecasts or forecast assumptions, operations, methods of doing business, records, finances, assets, intellectual property rights, technology, software, systems data or other proprietary or confidential business or technical information;

(ii)    Information designated as confidential in writing by the Disclosing Party or information that the Receiving Party should reasonably know to be information that is of a confidential or proprietary nature;

(i)any information derived from, or developed by reference to or use of, any information described in the preceding clauses (i) and (ii); or

(ii)Shareholder Records (as defined below);

provided, however, that notwithstanding the foregoing, the following shall not be considered Confidential Information: (A) information that is disclosed to the Receiving Party by a third person who has a right to make such disclosure without any obligation of confidentiality; (B) information that is or becomes publicly known without violation of this Agreement by the Receiving Party; or (C) information that is independently developed by the Receiving Party or its employees or affiliates without reference to the Disclosing Party’s information.

(a)Except as expressly provided otherwise herein, each Party shall, during the term of this Agreement: (i) use a level of care no less rigorous than that taken to protect its own Confidential Information of a similar nature (but in no event less than a reasonable level of care) to keep confidential, and to prevent any unauthorized disclosure of, any Confidential Information of the other Party, (ii) use such Confidential Information only in connection with this Agreement, (iii) not make any commercial use of such Confidential Information for the benefit of itself or any third party beyond the scope of this Agreement, and (iv) except where required by law, order, or demand of any governmental or regulatory authority or as permitted by this Agreement, not make any such Confidential Information, or parts thereof, available to any third party. If either Party receives a request or demand from a third party to inspect any documents or other hard or electronic materials containing Confidential Information, the Party receiving such a request or demand will endeavor to notify the other Party and to secure instructions from that Party or an authorized person of that Party.

(b)Each Party shall reproduce the other Party’s Confidential Information only to the extent necessary to permit it to meet its obligations under this Agreement, and shall notify the other Party promptly if the other Party’s Confidential Information is disclosed in violation of the provisions of this Agreement or is otherwise lost or unaccounted for. Adviser shall have the right, however, to disclose such Confidential Information to its affiliates’, respective employees, officers, directors, advisers, attorneys, consultants, vendors and third party service providers who have a need to know such information in connection with Adviser’s performance of its obligations under this Agreement.

(e)    The Adviser acknowledges that certain information regarding the Trust’s shareholders made available by the Trust to Adviser or otherwise maintained by Adviser under this Agreement (“Shareholder Information”) may be deemed nonpublic personal information under the Gramm-Leach-Bliley Act, Regulations S-P, and other applicable privacy Laws (collectively, “Privacy Laws”). Adviser agrees: (i) not to disclose or use such information except as required to carry out its duties under the Agreement or as otherwise permitted by law in the ordinary course of business; (ii) to establish and maintain reasonable physical, electronic and procedural safeguards to protect such information; and (iii) to cooperate with Trust and provide reasonable assistance in ensuring compliance with such Privacy Laws with respect to accountholders to the extent applicable to either or both of the parties.

12.    USE OF ADVISER’S NAME

Adviser hereby consents to the royalty-free use by a Fund of the name Jackson Square Partners, LLC as part of the Fund’s name or any reasonable derivation thereof (the “Name”) and consents to the royalty-free use of the related Jackson Square Partners, LLC logo and any such marks or symbols which may arise hereafter (the “Mark”) during the term of this Agreement. The Trust acknowledges that any rights in or to the Name or the Mark are, and under any and all circumstances shall continue to be, the sole property of the Adviser. The Adviser shall have the right to resolve any concerns regarding copyright, trademark or patent infringement with respect to a Fund’s use of the Name or the Mark as the Adviser shall so determine.

It is understood and hereby agreed that the name “Managed Portfolio Series” or “MPS” is the property of the Trust for copyrights and all other purposes. The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to a Fund, the Adviser shall promptly take all necessary and appropriate action to discontinue the use of the Trust’s name and will further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Trust in writing prior to such use.

It is additionally understood and hereby agreed that the name of each Fund set forth in Schedule A or any reasonable derivation of the same, is the property of the Adviser for copyright and all other purposes. The Name and the Mark may be used from time to time in other connections and for other purposes by the Adviser, and its affiliates and including with respect to other investment companies that have obtained consent to use of the Name or the Mark. The Trust understands and agrees that, in the event that the Adviser shall cease to act as investment adviser to a Fund, the Trust shall promptly take all necessary and appropriate action to discontinue use of the Name and the Mark with respect to such Fund and will further refrain from using the Name and the Mark with respect to such Fund; provided, however, that the Trust may continue to use the Name and the Mark for the sole purpose of identifying the Fund as an account formerly managed by the Adviser or as otherwise consented to by the Adviser in writing prior to such use.

13.    ANTI-MONEY LAUNDERING COMPLIANCE

The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to cooperate with the Trust in connection with the Trust’s compliance with the Trust’s Anti-Money Laundering Policy and the AML Laws by providing the Trust and/or each Fund’s administrator such reports, certifications and contractual assurances as may be reasonably requested upon reasonable notice by the Trust in order for the Trust and each Fund’s administrator to fulfill its obligations under the AML Laws provided that nothing herein shall impose any obligation on the Adviser to provide any reports, certifications or assurances with respect to the beneficial owners of the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

14.    CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and each Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its commercially reasonable efforts to assist the Trust and each Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Adviser agrees to inform the Trust of any material development related to the services it provides to a Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

15.    NOTIFICATION

The Adviser agrees that it will provide prompt notice to the Trust about material changes in the employment status of key investment management personnel involved in the management of a Fund, material changes in the investment process used to manage the Fund and any changes in senior management, operations or ownership of the Adviser.

16.    NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by U.S. mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISER:        Jackson Square Partners, LLC
101 California Street, Suite 3750
San Francisco, CA 94111

FUND:            Managed Portfolio Series
on behalf of the Jackson Square Partners Funds
777 East Wisconsin Avenue, 10th Floor
Milwaukee, WI 53202
Attn: Jeanine M. Bajczyk, Esq.

17.    GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

18.    [RESERVED]

19.    SUB-ADVISERS

At its own expense, the Adviser may carry out any of its obligations to the Trust and a Fund under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment advisers pursuant to the Advisers Act (“Sub-Adviser”). Each Sub-Adviser’s employment to provide investment advisory services to a Fund will be evidenced by a separate written agreement between the Adviser and the Sub-Adviser approved by the Board and, if required by applicable law, by the shareholders of the Fund. The Adviser shall supervise and monitor the activities of each Sub-Adviser. The Adviser shall not be liable hereunder for any act or inaction of any Sub-Adviser except for the Sub-Adviser’s bad faith, willful misfeasance or negligence in the performance of or the reckless disregard of the Sub-Adviser’s duties or obligations under its sub-advisory agreement with the Adviser. In addition, the Adviser shall be liable: (1) for its failure to exercise good faith in the employment of the Sub-Adviser; (2) for the Adviser’s failure to exercise appropriate supervision of the Sub-Adviser; and (3) as may be agreed by the Trust and the Adviser in writing.

20.    LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees and officers of the Trust and the shareholders of a Fund shall not be personally liable for any obligations of the Trust or of any Fund under this Agreement, and the Adviser agrees that in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Fund to which the Adviser’s rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of any Fund.

21.    MISCELLANEOUS

(a)This Agreement constitutes the entire agreement between the parties hereto, and supersedes any prior agreement, with respect to the subject matter hereof whether oral or written.

(b)This Agreement may be executed by the parties hereto on a number of counterparts taken together shall be deemed to constitute one and the same instrument.

(c)If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term, or provision held to be illegal or invalid.

(d)The term “affiliate” shall have the meaning ascribed thereto by the 1940 Act.

(e)
Sections 2(d), 2(h), 2(i), 6, 11, 12, 13, 14, 16, 17 and 20, 21 shall survive termination of this Agreement. Section 4 shall survive the termination of the Agreement with respect to the obligations of the parties to pay or reimburse expenses that were incurred prior to the termination of the Agreement. Section 5 shall survive the termination of the Agreement with respect to the obligations of the Trust to pay advisory fees earned by the Adviser prior to the termination of the Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

MANAGED PORTFOLIO SERIES on behalf of the series listed on Schedule A By: /s/ James R. Arnold Name: James R. Arnold Title: President and Principal Executive Officer

JACKSON SQUARE PARTNERS, LLC By: /s/ Van Tran Name: Van Tran Title: Chief Financial Officer

SCHEDULE A
FUNDS AND FEES

Series of Managed Portfolio Series	Annual Fee Rate as % of Current Net Assets

Jackson Square All-Cap Growth Fund	0.65%

Jackson Square Global Growth Fund	0.80%

Jackson Square Select 20 Growth Fund	0.65%

Jackson Square SMID-Cap Growth Fund	0.75%

Jackson Square Large-Cap Growth Fund	0.55%